FOR IMMEDIATE RELEASE
Investor / Media Contact
Maria Duey
Vice President – Investor Relations
313.792.5500
maria_duey@mascohq.com
MASCO CORPORATION REPORTS SECOND QUARTER RESULTS
     Second Quarter 2009
•	Net sales from continuing operations declined 23 percent to $2.0 billion.

•	Income from continuing operations, as reported, was $.15 per common share.

•	The Company had over $900 million of cash at June 30, 2009.
Taylor, Mich., (July 27, 2009) — Masco Corporation (NYSE: MAS) today reported that net sales from continuing operations for the quarter ended June 30, 2009 declined 23 percent to $2.0 billion compared with $2.6 billion for the second quarter of 2008. North American sales declined 21 percent and International sales declined 30 percent. In local currencies, International sales declined 17 percent compared with the second quarter of 2008.
The second quarter of 2009 results were adversely affected by significantly lower sales volume of new home construction products and services, as well as a continued decline in consumer spending for home improvement products in both North American and International markets, as well as a less favorable product mix. The negative market conditions were partially offset by increased sales volume of paints and stains, improved relationship between selling prices and commodity costs and the benefits associated with business rationalizations and other cost savings initiatives.
Income from continuing operations was $.15 per common share in the second quarter of 2009 compared to income from continuing operations of $.20 per common share in the second quarter of 2008.
“While market conditions remain very difficult, our second quarter operating performance was better than anticipated. Sales benefitted from new product introductions and market share gains, and we continue to see the positive impact on our cost structure of the rationalization initiatives that we have implemented across the Company. We very much appreciate the efforts of our employees, world-wide, who are making it all happen in an incredibly tough environment” said Masco’s CEO Tim Wadhams.
The Company continues to focus on the rationalization of its businesses, including business consolidations, plant closures, headcount reductions, system implementations and other initiatives. During the second quarters of 2009 and 2008, the Company incurred costs and charges of $22 million pre-tax ($.04 per common share, after tax) and $15 million pre-tax ($.03 per common share, after tax), respectively, related to these initiatives.

1

Outlook 2009
Business conditions remain difficult in the Company’s markets. The Company continues to estimate that 2009 housing starts will decline 40 percent to approximately 550,000 units. The Company also anticipates that consumer spending for home improvement products in North American and International markets will continue at depressed levels in the near-term.
While the unprecedented changes in the global economic and financial market environment make forecasting future business conditions extremely difficult, the Company currently estimates that its 2009 sales will decline approximately 18 to 22 percent compared to 2008. The Company’s previous guidance estimated that its full-year 2009 sales decline would be 20 to 25 percent compared to 2008.
The Company currently estimates that its 2009 full-year loss will be in a range of $(.05) to $(.25) per common share, reflecting the slightly improved sales forecast. The guidance also includes approximately $15 million pre-tax ($.03 per common share, after tax) of additional costs and charges for plans undertaken to further rationalize the Company’s business (resulting in a full-year total of approximately $85 million pre-tax, $.15 per common share after tax), but does not include any additional costs and charges that may result from the continued evaluation of the Company’s businesses or any other charges. The Company’s previous guidance was a loss in a range of $(.15) to $(.35) per common share for the full-year 2009.
While the Company expects a full-year loss, the guidance includes an estimate of income tax expense, principally related to income tax liabilities in certain jurisdictions where losses provide no tax benefit. As a result, quarterly and full-year results for 2009 will reflect unusual relationships between income taxes and income (loss) before income taxes. In the second quarter of 2009 the Company reported pre-tax income of $63 million and $1 million of tax expense. A normalized tax rate of 36 percent would have reduced second quarter 2009 earnings by $.06 per common share.
The Company estimates that 2009 free cash flow (cash from operations, after capital expenditures and before dividends) will be relatively strong and approximate $360 million. This compares with the Company’s previous guidance of free cash flow of approximately $300 million.
Although the Company is confident that the long-term fundamentals for the new home construction and home improvement markets are positive, the Company expects that market conditions will be extremely challenging over the next several quarters, given the continued uncertainty in the global economic and financial markets. The Company believes that its strong financial position (including cash of over $900 million at June 30, 2009, its ability to generate positive cash flow during 2009 and unused bank lines) together with its current strategy of re-aligning its cost structure, investing in leadership brands, driving innovation and re-engineering its supply chains, will allow it to drive long-term growth and create value for our shareholders.
Headquartered in Taylor, Michigan, Masco Corporation is one of the world’s leading manufacturers of home improvement and building products, as well as a leading provider of services that include the installation of insulation and other building products.

2

The 2009 second quarter results and supplemental material, including a presentation in PDF format, will be distributed after the market closes on July 27, 2009 and will be available on the Company’s Web site at www.masco.com.
A conference call regarding items contained in this release is scheduled for Tuesday, July 28, 2009 at 8:00 a.m. ET. Participants in the call are asked to register five to ten minutes prior to the scheduled start time by dialing (913) 312-0413 (confirmation #8841487). The conference call will be webcast simultaneously on the Company’s Web site at www.masco.com and supplemental material, including the financial data referred to on the call and a reconciliation of non-GAAP information provided on the call, will also be available on the Web site. A replay of the call will be available on Masco’s Web site or by phone by dialing (719) 457-0820 (replay access code #8841487) approximately two hours after the end of the call and will continue through August 3, 2009.
Masco Corporation’s press releases and other information are available through the Company’s toll free number, 1-888-MAS-NEWS, or under the Investor Relations section of Masco’s Web site at www.masco.com.
# # #
Statements contained herein, or otherwise made available, that reflect the Company’s views about its future performance may constitute “forward-looking statements” under the Private Securities Litigation Reform Act of 1995. These views involve risks and uncertainties that are difficult to predict and the Company’s results may differ materially from the results discussed in such forward-looking statements. For further information, refer to our most recent Annual Report on Form 10-K (particularly the “Risk Factors” and “Management’s Discussion and Analysis of Financial Condition and Results of Operations” sections) and to any subsequent Quarterly Reports on Form 10-Q, all of which are on file with the Securities and Exchange Commission. The Company undertakes no obligation to update any forward-looking statements, whether as a result of new information, future events or otherwise. Certain of the financial and statistical data made available are non-GAAP financial measures as defined by the SEC’s Regulation G. The Company believes that such non-GAAP performance measures and ratios used in managing the business may provide users with meaningful comparisons between current results and results in prior periods. Non-GAAP performance measures and ratios should be viewed in addition to, and not as an alternative for, the Company’s reported results under accounting principles generally accepted in the United States. Additional information about the Company is contained in the Company’s filings with the SEC and is available on Masco’s Web site.

3

MASCO CORPORATION
CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS — UNAUDITED
For the Three Months and Six Months Ended June 30, 2009 and 2008
(In Millions, Except Per Common Share Data)

	Three Months Ended		Six Months Ended
	June 30,		June 30,
	2009	2008	2009	2008

Net sales	$2,036	$2,643	$3,855	$5,093
Cost of sales	1,490	1,943	2,893	3,763

Gross profit	546	700	962	1,330
Selling, general and administrative expenses	434	485	849	961
Charge for defined-benefit plan curtailment	—	—	8	—

Operating profit	112	215	105	369
Other income (expense), net	(49)	(56)	(108)	(140)

Income (loss) from continuing operations before income taxes	63	159	(3)	229
Income taxes	1	75	9	115

Income (loss) from continuing operations	62	84	(12)	114
Income (loss) from discontinued operations, net	1	10	1	(6)

Net income (loss)	63	94	(11)	108
Less: Net income attributable to non-controlling interest	8	12	15	24

Net income (loss) attributable to Masco Corporation	$55	$82	$(26)	$84

Earnings per common share attributable to Masco Corporation (diluted):
Income (loss) from continuing operations	$0.15	$0.20	$(0.08)	$0.24
Income (loss) from discontinued operations, net	—	0.03	—	(0.02)

Net income (loss) attributable to Masco Corporation	$0.15	$0.23	$(0.08)	$0.23

Average diluted common shares outstanding	350	354	351	355

Amounts attributable to Masco Corporation:
Income (loss) from continuing operations	$54	$72	$(27)	$90
Income (loss) from discontinued operations, net	1	10	1	(6)

Net income (loss) attributable to Masco Corporation	$55	$82	$(26)	$84

Masco Corporation
Key Financial Data As Reported — Unaudited
Q2 — 2009 and 2008 (In Millions, Except Earnings Per Share and Working Capital Days)

Sales & Earnings	6/30/2009	6/30/2008	Change

Net Sales	$2,036	$2,643	-23%
Operating Profit	$112	$215	N/A
Operating Profit % to Net Sales	5.5%	8.1%	(260	)bps

Other Income (Expense), Net	$(49)	$(56)	-13%
Income Tax	$1	$75	N/A
Income from Discontinued Operations, Net	$1	$10	N/A
Net (Income) Attributable to Non-controlling Interest	$(8)	$(12)	-33%
Net Income Attributable to Masco Corporation	$55	$82	N/A
Diluted EPS from Continuing Operations	$0.15	$0.20	N/A

Operating Expenses	6/30/2009	6/30/2008	Change

Cost of Sales	$1,490	$1,943	-23%
Gross Margin	26.8%	26.5%	30	bps
SG&A Expenses (Including GCE)	$434	$485	-11%
SG&A as a % of net sales	21.3%	18.4%	(290	)bps
General Corporate Expense (GCE)	$27	$35	-23%
General Corp Expense as a % of net sales	1.3%	1.3%	—	bps

Business Segments	6/30/2009	6/30/2008	Change

Cabinets and Related Products:
Net Sales	$419	$608	-31%
Operating (Loss) Profit	$(12)	$37	N/A
Operating (Loss) Profit % to Net Sales	-2.9%	6.1%	(900	)bps

Plumbing Products:
Net Sales	$654	$857	-24%
Operating Profit	$70	$107	N/A
Operating Profit % to Net Sales	10.7%	12.5%	(180	)bps

Installation and Other Services:
Net Sales	$312	$508	-39%
Operating (Loss) Profit	$(34)	$4	N/A
Operating (Loss) Profit % to Net Sales	-10.9%	0.8%	(1,170	)bps

Decorative Architectural Products:
Net Sales	$505	$476	6%
Operating Profit	$116	$89	N/A
Operating Profit % to Net Sales	23.0%	18.7%	430	bps

Other Specialty Products:
Net Sales	$146	$194	-25%
Operating Profit	$7	$13	N/A
Operating Profit % to Net Sales	4.8%	6.7%	(190	)bps

Total Segment Reported:
Net Sales	$2,036	$2,643	-23%
Operating Profit	$147	$250	N/A
Operating Profit % to Net Sales	7.2%	9.5%	(230	)bps

Change in Key Retailer Sales	-7%	-13%

Masco Corporation
Key Financial Data As Reported — Unaudited
Q2 — 2009 and 2008 (In Millions, Except Earnings Per Share and Working Capital Days

Business Regions	6/30/2009	6/30/2008	Change

North America
Net Sales	$1,630	$2,067	-21%
Operating Profit	$119	$200	N/A
Operating Profit % to Net Sales	7.3%	9.7%	(240	)bps

International, principally Europe
Net Sales	$406	$576	-30%
Operating Profit	$28	$50	N/A
Operating Profit % to Net Sales	6.9%	8.7%	(180	)bps

Other	6/30/2009	6/30/2008
Dividend Payments	$27	$84
Cash Paid for Share Repurchases	$—	$47
Common Shares Repurchased	—	3
CAPEX	$23	$49
Depreciation and Amortization	$66	$59
Average diluted common shares outstanding	350	354

Masco Corporation
Key Financial Data As Reported — Unaudited
Q2 YTD — 2009 and 2008 (In Millions, Except Earnings Per Share and Working Capital Days)

Sales & Earnings	6/30/2009	6/30/2008	Change

Net Sales	$3,855	$5,093	-24%
Operating Profit	$105	$369	N/A
Operating Profit % to Net Sales	2.7%	7.2%	(450	)bps

Other Income (Expense), Net	$(108)	$(140)	-23%
Income Tax	$9	$115	N/A
Income (Loss) from Discontinued Operations, Net	$1	$(6)	N/A
Net (Income) Attributable to Non-controlling Interest	$(15)	$(24)	-38%
Net (Loss) Income Attributable to Masco Corporation	$(26)	$84	N/A
Diluted EPS from Continuing Operations	$(0.08)	$0.24	N/A

Operating Expenses	6/30/2009	6/30/2008	Change

Cost of Sales	$2,893	$3,763	-23%
Gross Margin	25.0%	26.1%	(110	)bps
SG&A Expenses (Including GCE)	$849	$961	-12%
SG&A as a % of net sales	22.0%	18.9%	(310	)bps
General Corporate Expense (GCE)	$60	$78	-23%
General Corp Expense as a % of net sales	1.6%	1.5%	(10	)bps

Business Segments	6/30/2009	6/30/2008	Change

Cabinets and Related Products:
Net Sales	$814	$1,204	-32%
Operating (Loss) Profit	$(40)	$65	N/A
Operating (Loss) Profit % to Net Sales	-4.9%	5.4%	(1,030	)bps

Plumbing Products:
Net Sales	$1,260	$1,678	-25%
Operating Profit	$100	$206	N/A
Operating Profit % to Net Sales	7.9%	12.3%	(440	)bps

Installation and Other Services:
Net Sales	$629	$994	-37%
Operating (Loss) Profit	$(70)	$(2)	N/A
Operating (Loss) Profit % to Net Sales	-11.1%	-0.2%	(1,090	)bps

Decorative Architectural Products:
Net Sales	$891	$855	4%
Operating Profit	$191	$163	N/A
Operating Profit % to Net Sales	21.4%	19.1%	230	bps

Other Specialty Products:
Net Sales	$261	$362	-28%
Operating Profit	$—	$21	N/A
Operating Profit % to Net Sales	0.0%	5.8%	(580	)bps

Total Segment Reported:
Net Sales	$3,855	$5,093	-24%
Operating Profit	$181	$453	N/A
Operating Profit % to Net Sales	4.7%	8.9%	(420	)bps

Change in Key Retailer Sales	-9%	-11%

Masco Corporation
Key Financial Data As Reported — Unaudited
Q2 YTD — 2009 and 2008 (In Millions, Except Earnings Per Share and Working Capital Days)

Business Regions	6/30/2009	6/30/2008	Change

North America
Net Sales	$3,064	$3,960	-23%
Operating Profit	$138	$349	N/A
Operating Profit % to Net Sales	4.5%	8.8%	(430	)bps

International, principally Europe
Net Sales	$791	$1,133	-30%
Operating Profit	$43	$104	N/A
Operating Profit % to Net Sales	5.4%	9.2%	(380	)bps

Working Capital	6/30/2009	6/30/2008	Change

Receivable Days	52	52	—
Inventory Days	52	54	(2)
Payable Days	46	44	2
Working Capital (Receivables+Inventory-Payables)	$1,485	$1,938	-23%
Working Capital as a % of Sales (As Reported TTM1)	17.8%	18.1%	30	bps

Other	6/30/2009	6/30/2008

Dividend Payments	$112	$168
Cash Paid for Share Repurchases[2]	$11	$147
Common Shares Repurchased[2]	2	8
CAPEX	$50	$92
Depreciation and Amortization	$128	$119
Return on Invested Capital (As Reported TTM)	-1.9%	7.2%
Return on Invested Capital (As Reconciled TTM)	2.8%	8.0%
Average diluted common shares outstanding	351	355
Average diluted common shares outstanding (July 1)	350	352

Debt Ratio	6/30/2009	12/31/2008

Long-Term Debt	$3,610	$3,915
Notes Payable	$370	$71
Total Debt	$3,980	$3,986

Shareholders’ Equity[3]	$3,005	$2,981

Debt to Capital	57%	57%

[1]-	Trailing Twelve Months.

[2]-	Common shares were repurchased to offset the effect of stock award grants in the first quarter of 2009.

[3]-	Shareholders’ Equity at 12/31/08 includes $135 million related to the noncontrolling interest reclassification.

Masco Corporation — 2nd Quarter 2009

Page

1	Condensed Consolidated Statements of Operations — 2009 & 2008 by Quarter — Unaudited

2	Notes to Condensed Consolidated Statements of Operations — 2009 & 2008 by Quarter — Unaudited

3	2009 Quarterly Segment Data Excluding Costs and Charges for Business Rationalizations and Other Initiatives — Unaudited

4	2009 Quarterly Segment Data Including Costs and Charges for Business Rationalizations and Other Initiatives — Unaudited

5	2008 Quarterly Segment Data Excluding Costs and Charges for Business Rationalizations and Other Initiatives and Impairment Charges for Goodwill and Other Intangible Assets — Unaudited

6	2008 Quarterly Segment Data Including Costs and Charges for Business Rationalizations and Other Initiatives and Impairment Charges for Goodwill and Other Intangible Assets — Unaudited

7	Other Income (Expense), Net — 2009 & 2008 by Quarter — Unaudited

8	Condensed Consolidated Balance Sheets — Unaudited

GAAP Reconciliations:

9	Sales Growth Excluding the Effect of Acquisitions and Currency Translation — Unaudited

10	Operating Profit and Margins — Unaudited

11	Operating (Loss) Profit and Shareholders’ Equity — Unaudited

MASCO CORPORATION
Condensed Consolidated Statements of Operations
2009 & 2008 — by Quarter — Unaudited
(dollars in millions, except per share data)

	2009					2008
	Year	Qtr. 4	Qtr. 3	Qtr. 2	Qtr. 1	Year	Qtr. 4	Qtr. 3	Qtr. 2	Qtr. 1
Consolidated Net Sales				$2,036	$1,819	$9,600	$1,979	$2,528	$2,643	$2,450
Cost of Sales				1,490	1,403	7,224	1,581	1,880	1,943	1,820

Gross Profit				546	416	2,376	398	648	700	630
(Gross Margin as a % of Sales)				26.8%	22.9%	24.8%	20.1%	25.6%	26.5%	25.7%
SG&A Expense (before lines 1, 2, 3, 4, 5)				407	382	1,682	388	417	450	427
(S,G&A Expense as a % of Sales)				20.0%	21.0%	17.5%	19.6%	16.5%	17.0%	17.4%
Operating Profit (before lines 1, 2, 3, 4, 5)				139	34	694	10	231	250	203
(Operating Margin as a % of Sales)				6.8%	1.9%	7.2%	0.5%	9.1%	9.5%	8.3%
1 General Corporate Expense (GCE), Net				27	33	144	34	32	35	43
S,G&A Expense as a % of Sales (including lines 1,2,3,4,5)				21.3%	23.3%	19.0%	21.3%	17.8%	18.4%	19.2%
2 Charge for Defined-Benefit Plan Curtailment				—	8	—	—	—	—	—
3 (Income) / Charge for Planned Disposition of Business				—	—	—	—	(6)	—	6
4 Charge for Litigation Settlement				—	—	9	—	9	—	—
5 Impairment Charges for Goodwill and Other Intangible Assets				—	—	467	467	—	—	—

Operating (Loss) Profit per F/S				$112	$(7)	$74	$(491)	$196	$215	$154

Earnings (Loss) Per Common Share Attributable to Masco Corporation (Diluted):
Earnings (Loss) from Continuing Operations				$0.15	$(0.23)	$(1.11)	$(1.45)	$0.10	$0.20	$0.04
Earnings (Loss) from Discontinued Operations, Net				—	—	(0.02)	—	(0.01)	0.03	(0.04)

Net Income (Loss)				$0.15	$(0.23)	$(1.13)	$(1.45)	$0.09	$0.23	$—

Please see page 2 for Notes.

MASCO CORPORATION
Notes To Condensed Consolidated Statements of Operations
2009 & 2008 — by Quarter — Unaudited
Notes:

-	Operating results for the first and second quarters of 2009 include costs and charges related to business rationalizations and other initiatives of $24 million pre-tax ($.04 per common share, after tax) and $22 million pre-tax ($.04 per common share, after tax), respectively.

-	Operating results for the second quarter of 2009 include accelerated stock compensation expense of $6 million pre-tax ($.01 per common share, after tax).

-	Operating results for the first quarter of 2009 include a non-cash charge of $8 million pre-tax ($.01 per common share, after tax) related to the curtailment and remeasurement of certain of the Company’s defined-benefit pension plans.

-	Income from continuing operations for the first and second quarters of 2009 includes non-cash impairment charges for financial investments of $3 million pre-tax ($.01 per common share, after tax) and $7 million pre-tax ($.01 per common share, after tax), respectively.

-	Operating results for the fourth quarter of 2008 include non-cash impairment charges for goodwill and other intangible assets of $467 million pre-tax ($1.27 per common share, after tax).

-	Operating results for the first, second, third and fourth quarters of 2008 include costs and charges related to business rationalizations and other initiatives of $9 million pre-tax ($.02 per common share, after tax), $15 million pre-tax ($.03 per common share, after tax), $16 million per common share pre-tax ($.03 per common share, after tax) and $43 million pre-tax ($.08 per common share, after tax), respectively.

-	Income from continuing operations for the first, second, third and fourth quarters of 2008 includes non-cash impairment charges for financial investments of $26 million pre-tax ($.05 per common share, after tax), $3 million pre-tax, $1 million pre-tax and $28 million pre-tax ($.05 per common share, after tax), respectively.

-	Income (loss) from discontinued operations for the first and second quarters of 2008 includes non-cash charges for those business units that are expected to be divested at a loss of $43 million pre-tax ($.06 per common share, after tax) and $2 million pre-tax, respectively.

-	Per common share amounts for the four quarters of 2008 do not total to the per common share amounts for the year, primarily due to the timing of common stock transactions.

-	Earnings per common share amounts reflect the adoption of EITF 03-6-1 “Determining Whether Instruments Granted in Share-Based Transactions are Participating Securities,” which was effective January 1, 2009 and required retrospective application.

MASCO CORPORATION
Quarterly Segment Data — 2009
Excluding Costs and Charges for Business Rationalizations and Other Initiatives — Unaudited
(dollars in millions)

	Year	Qtr. 4	Qtr. 3	Qtr. 2	Qtr. 1
Net Sales:
- Cabinets and Related Products				$419	$395
- Plumbing Products				654	606
- Installation and Other Services				312	317
- Decorative Architectural Products				505	386
- Other Specialty Products				146	115

- Total				$2,036	$1,819

- North America				$1,630	$1,434
- International, principally Europe				406	385

- Total, as above				$2,036	$1,819

Operating (Loss) Profit:
- Cabinets and Related Products				$(2)	$(19)
- Plumbing Products				74	33
- Installation and Other Services				(27)	(28)
- Decorative Architectural Products				116	75
- Other Specialty Products				8	(5)

- Total				$169	$56

- North America				$141	$39
- International, principally Europe				28	17

- Total, as above				$169	$56

General Corporate Expense (GCE), Net				27	31

Accelerated Stock Compensation Expense				6	—

Loss on Corporate Fixed Assets, Net				2	—

Charge for Defined-Benefit Plan Curtailment				—	8

Operating Profit (after GCE and Adjustments)				134	17

Other Income (Expense), Net				(49)	(59)

(Loss) Income from Continuing Operations before Income Taxes				$85	$(42)

Margins:
- Cabinets and Related Products				-0.5%	-4.8%
- Plumbing Products				11.3%	5.4%
- Installation and Other Services				-8.7%	-8.8%
- Decorative Architectural Products				23.0%	19.4%
- Other Specialty Products				5.5%	-4.3%
- Total				8.3%	3.1%

- North America				8.7%	2.7%
- International, principally Europe				6.9%	4.4%
- Total, as above				8.3%	3.1%

Notes:

-	Operating (loss) profit and margins by segment and geographic area are before general corporate expense, charge for defined benefit plan curtailment, accelerated stock compensation expense and the loss on corporate fixed assets, net.

-	Operating (loss) profit margins for the second quarter of 2009 exclude costs and charges of $22 million pre-tax for business rationalizations and other initiatives as follows: Cabinets and Related Products ($10 million), Plumbing Products ($4 million), Installation and Other Services ($7 million) and Other Specialty Products ($1 million).

-	Operating (loss) profit margins for the first quarter of 2009 exclude costs and charges of $24 million pre-tax for business rationalizations and other initiatives as follows: Cabinets and Related Products ($9 million), Plumbing Products ($3 million), Installation and Other Services ($8 million), Other Specialty Products ($2 million) and GCE ($2 million).

MASCO CORPORATION
Quarterly Segment Data — 2009
Including Costs and Charges for Business Rationalizations and Other Initiatives — Unaudited
(dollars in millions)

	Year	Qtr. 4	Qtr. 3	Qtr. 2	Qtr. 1
Net Sales:
- Cabinets and Related Products				$419	$395
- Plumbing Products				654	606
- Installation and Other Services				312	317
- Decorative Architectural Products				505	386
- Other Specialty Products				146	115

- Total				$2,036	$1,819

- North America				$1,630	$1,434
- International, principally Europe				406	385

- Total, as above				$2,036	$1,819

Operating (Loss) Profit:
- Cabinets and Related Products				$(12)	$(28)
- Plumbing Products				70	30
- Installation and Other Services				(34)	(36)
- Decorative Architectural Products				116	75
- Other Specialty Products				7	(7)

- Total				$147	$34

- North America				$119	$19
- International, principally Europe				28	15

- Total, as above				$147	$34

General Corporate Expense (GCE), Net				27	33

Accelerated Stock Compensation Expense				6	—

Loss on Corporate Fixed Assets, Net				2	—

Charge for Defined-Benefit Plan Curtailment				—	8

Operating (Loss) Profit (after GCE and Adjustments)				112	(7)

Other Income (Expense), Net				(49)	(59)

Income (Loss) from Continuing Operations before Income Taxes				$63	$(66)

Margins:
- Cabinets and Related Products				-2.9%	-7.1%
- Plumbing Products				10.7%	5.0%
- Installation and Other Services				-10.9%	-11.4%
- Decorative Architectural Products				23.0%	19.4%
- Other Specialty Products				4.8%	-6.1%
- Total				7.2%	1.9%

- North America				7.3%	1.3%
- International, principally Europe				6.9%	3.9%
- Total, as above				7.2%	1.9%

Notes:

-	Operating (loss) profit and margins by segment and geographic area are before general corporate expense and charge for defined benefit plan curtailment, accelerated stock compensation expense and the loss on corporate fixed assets, net.

-	Operating (loss) profit margins for the second quarter of 2009 include costs and charges of $22 million pre-tax for business rationalizations and other initiatives as follows: Cabinets and Related Products ($10 million), Plumbing Products ($4 million), Installation and Other Services ($7 million) and Other Specialty Products ($1 million).

-	Operating (loss) profit margins for the first quarter of 2009 include costs and charges of $24 million pre-tax for business rationalizations and other initiatives as follows: Cabinets and Related Products ($9 million), Plumbing Products ($3 million), Installation and Other Services ($8 million), Other Specialty Products ($2 million) and GCE ($2 million).

MASCO CORPORATION
Quarterly Segment Data — 2008
Excluding Costs and Charges for Business Rationalizations and Other Initiatives
and Impairment Charges for Goodwill and Other Intangible Assets — Unaudited
(dollars in millions)

	Year	Qtr. 4	Qtr. 3	Qtr. 2	Qtr. 1
Net Sales:
- Cabinets and Related Products	$2,276	$488	$584	$608	$596
- Plumbing Products	3,118	635	805	857	821
- Installation and Other Services	1,861	375	492	508	486
- Decorative Architectural Products	1,629	328	446	476	379
- Other Specialty Products	716	153	201	194	168

- Total	$9,600	$1,979	$2,528	$2,643	$2,450

- North America	$7,482	$1,547	$1,975	$2,067	$1,893
- International, principally Europe	2,118	432	553	576	557

- Total, as above	$9,600	$1,979	$2,528	$2,643	$2,450

Operating Profit:
- Cabinets and Related Products	$86	$(12)	$29	$40	$29
- Plumbing Products	325	19	95	109	102
- Installation and Other Services	21	3	11	8	(1)
- Decorative Architectural Products	301	42	95	90	74
- Other Specialty Products	37	(1)	17	13	8

- Total	$770	$51	$247	$260	$212

- North America	$602	$38	$200	$207	$157
- International, principally Europe	168	13	47	53	55

- Total, as above	$770	$51	$247	$260	$212

General Corporate Expense (GCE), Net	137	32	32	30	43

(Gain) on Sales of Corporate Fixed Assets, Net	—	—	—	—	—

Charge for Litigation Settlement	(9)	—	(9)	—	—

Income / (Charge) for Planned Disposition of Business	—	—	6	—	(6)

Operating Profit (after GCE and Adjustments)	624	19	212	230	163

Other Income (Expense), Net	(285)	(88)	(57)	(56)	(84)

Income from Continuing Operations before Income Taxes and Minority Interest	$339	$(69)	$155	$174	$79

Margins:
- Cabinets and Related Products	3.8%	-2.5%	5.0%	6.6%	4.9%
- Plumbing Products	10.4%	3.0%	11.8%	12.7%	12.4%
- Installation and Other Services	1.1%	0.8%	2.2%	1.6%	-0.2%
- Decorative Architectural Products	18.5%	12.8%	21.3%	18.9%	19.5%
- Other Specialty Products	5.2%	-0.7%	8.5%	6.7%	4.8%
- Total	8.0%	2.6%	9.8%	9.8%	8.7%

- North America	8.0%	2.5%	10.1%	10.0%	8.3%
- International, principally Europe	7.9%	3.0%	8.5%	9.2%	9.9%
- Total, as above	8.0%	2.6%	9.8%	9.8%	8.7%

Notes:

-	Data exclude discontinued operations.

-	Operating profit and margins by segment and geographic area are before general corporate expense, (gain) on sale of corporate fixed assets, charge for litigation settlement and (income) / charge for planned disposition of a business.

-	Operating profit margins for the fourth quarter of 2008 exclude $467 million of impairment charges for goodwill and other intangible assets as follows: Cabinets and Related Products ($59 million), Plumbing Products ($203 million), Installation and Other Services ($52 million), and Other Specialty Products ($153 million).

-	Operating profit margins for the fourth quarter of 2008 exclude costs and charges of $43 million pre-tax for business rationalizations and other initiatives as follows: Cabinets and Related Products ($13 million), Plumbing Products ($16 million), Installation and Other Services ($5 million), and Other Specialty Products ($7 million), and GCE ($2 million).

-	Operating profit margins for the third quarter of 2008 exclude costs and charges of $16 million pre-tax for business rationalizations and other initiatives as follows: Cabinets and Related Products ($6 million), Plumbing Products ($7 million), Installation and Other Services ($1 million), Decorative Architectural Products ($1 million), Other Specialty Products ($1 million).

-	Operating profit margins for the second quarter of 2008 exclude costs and charges of $15 million pre-tax for business rationalizations and other initiatives as follows: Cabinets and Related Products ($3 million), Plumbing Products ($2 million), Installation and Other Services ($4 million), Decorative Architectural Products ($1 million), and GCE ($5 million).

-	Operating profit margins for the first quarter of 2008 exclude costs and charges of $9 million pre-tax for business rationalizations and other initiatives as follows: Cabinets and Related Products ($1 million), Plumbing Products ($3 million), and Installation and Other Services ($5 million).

MASCO CORPORATION
Quarterly Segment Data — 2008
Including Costs and Charges for Business Rationalizations and Other Initiatives
and Impairment Charges for Goodwill and Other Intangible Assets — Unaudited
(dollars in millions)

	Year	Qtr. 4	Qtr. 3	Qtr. 2	Qtr. 1
Net Sales:
- Cabinets and Related Products	$2,276	$488	$584	$608	$596
- Plumbing Products	3,118	635	805	857	821
- Installation and Other Services	1,861	375	492	508	486
- Decorative Architectural Products	1,629	328	446	476	379
- Other Specialty Products	716	153	201	194	168

- Total	$9,600	$1,979	$2,528	$2,643	$2,450

- North America	$7,482	$1,547	$1,975	$2,067	$1,893
- International, principally Europe	2,118	432	553	576	557

- Total, as above	$9,600	$1,979	$2,528	$2,643	$2,450

Operating Profit:
- Cabinets and Related Products	$4	$(84)	$23	$37	$28
- Plumbing Products	94	(200)	88	107	99
- Installation and Other Services	(46)	(54)	10	4	(6)
- Decorative Architectural Products	299	42	94	89	74
- Other Specialty Products	(124)	(161)	16	13	8

- Total	$227	$(457)	$231	$250	$203

- North America	$493	$(49)	$193	$200	$149
- International, principally Europe	(266)	(408)	38	50	54

- Total, as above	$227	$(457)	$231	$250	$203

General Corporate Expense (GCE), Net	144	34	32	35	43

(Gain) on Sales of Corporate Fixed Assets, Net	—	—	—	—	—

Charge for Litigation Settlement	(9)	—	(9)	—	—

Income / (Charge) for Planned Disposition of Business	—	—	6	—	(6)

Operating Profit (after GCE and Adjustments)	74	(491)	196	215	154

Other Income (Expense), Net	(285)	(88)	(57)	(56)	(84)

Income from Continuing Operations before Income Taxes and Minority Interest	$(211)	$(579)	$139	$159	$70

Margins:
- Cabinets and Related Products	0.2%	-17.2%	3.9%	6.1%	4.7%
- Plumbing Products	3.0%	-31.5%	10.9%	12.5%	12.1%
- Installation and Other Services	-2.5%	-14.4%	2.0%	0.8%	-1.2%
- Decorative Architectural Products	18.4%	12.8%	21.1%	18.7%	19.5%
- Other Specialty Products	-17.3%	-105.2%	8.0%	6.7%	4.8%
- Total	2.4%	-23.1%	9.1%	9.5%	8.3%

- North America	6.6%	-3.2%	9.8%	9.7%	7.9%
- International, principally Europe	-12.6%	-94.4%	6.9%	8.7%	9.7%
- Total, as above	2.4%	-23.1%	9.1%	9.5%	8.3%

Notes:

-	Data exclude discontinued operations.

-	Operating profit and margins by segment and geographic area are before general corporate expense, (gain) on sale of corporate fixed assets, charge for litigation settlement and (income) / charge for planned disposition of a business.

-	Operating profit margins for the fourth quarter of 2008 include $467 million of impairment charges for goodwill and other intangible assets as follows: Cabinets and Related Products ($59 million), Plumbing Products ($203 million), Installation and Other Services ($52 million), and Other Specialty Products ($153 million).

-	Operating profit margins for the fourth quarter of 2008 include costs and charges of $43 million pre-tax for business rationalizations and other initiatives as follows: Cabinets and Related Products ($13 million), Plumbing Products ($16 million), Installation and Other Services ($5 million), and Other Specialty Products ($7 million), and GCE ($2 million).

-	Operating profit margins for the third quarter of 2008 include costs and charges of $16 million pre-tax for business rationalizations and other initiatives as follows: Cabinets and Related Products ($6 million), Plumbing Products ($7 million), Installation and Other Services ($1 million), Decorative Architectural Products ($1 million), Other Specialty Products ($1 million).

-	Operating profit margins for the second quarter of 2008 include costs and charges of $15 million pre-tax for business rationalizations and other initiatives as follows: Cabinets and Related Products ($3 million), Plumbing Products ($2 million), Installation and Other Services ($4 million), Decorative Architectural Products ($1 million), and GCE ($5 million).

-	Operating profit margins for the first quarter of 2008 include costs and charges of $9 million pre-tax for business rationalizations and other initiatives as follows: Cabinets and Related Products ($1 million), Plumbing Products ($3 million), and Installation and Other Services ($5 million).

MASCO CORPORATION
Other Income (Expense), Net
2009 & 2008 — by Quarter — Unaudited
(in millions)

	2009					2008
	Year	Qtr. 4	Qtr. 3	Qtr. 2	Qtr. 1	Year	Qtr. 4	Qtr. 3	Qtr. 2	Qtr. 1

Interest Expense				$(57)	$(56)	$(228)	$(56)	$(59)	$(57)	$(56)
Income from Cash and Cash Investments				1	3	22	5	6	5	6
Other Interest Income				—	—	2	1	1	—	—
Realized Gains (Losses) from Financial Investments, Net				—	—	1	1	—	3	(3)
Impairment Charges for Financial Investments				(7)	(3)	(58)	(28)	(1)	(3)	(26)
Other, Net				14	(3)	(24)	(11)	(4)	(4)	(5)

Total Other Income (Expense), Net				$(49)	$(59)	$(285)	$(88)	$(57)	$(56)	$(84)

Notes:

-	Data excluded discontinued operations.

-	Other, Net, includes currency (losses) gains of ($2) million and $11 million for the first and second quarters of 2009, respectively.

-	Other, Net, includes currency (losses) of ($11) million, ($4) million, ($4) million, and ($12) million for the first, second, third and fourth quarters of 2008, respectively.

MASCO CORPORATION
Condensed Consolidated Balance Sheets — Unaudited
(in Millions)

	June 30,	December 31,
Assets	2009	2008
Current Assets:
Cash and Cash Investments	$926	$1,028
Receivables	1,236	999
Prepaid Expenses and Other	346	332
Inventories	886	941

Total Current Assets	3,394	3,300
Property and Equipment, Net	2,066	2,136
Goodwill	3,378	3,371
Other Intangible Assets, Net	295	299
Other Assets	354	377

Total Assets	$9,487	$9,483

Liabilities
Current Liabilities:
Notes Payable	$370	$71
Accounts Payable	637	531
Accrued Liabilities	862	945

Total Current Liabilities	1,869	1,547
Long-Term Debt	3,610	3,915
Deferred Income Taxes and Other	1,003	1,040

Total Liabilities	6,482	6,502
Shareholders’ Equity	3,005	2,981

Total Liabilities and Shareholders’ Equity	$9,487	$9,483

MASCO CORPORATION
GAAP Reconciliation of Sales Growth
Excluding the Effect of Acquisitions and Currency Translation — Unaudited
(in millions)

	Three Months Ended
	June 30,
	2009	2008	% ∆

Consolidated Net Sales, As Reported	$2,036	$2,643	-23.0%
- Acquisitions	(4)	—
- Currency Translation	80	—

Consolidated Net Sales, Excluding Acquisitions and Currency Translation	$2,112	$2,643	-20.1%

North America Net Sales, As Reported	$1,630	$2,067	-21.1%
- Acquisitions	(4)	—
- Currency Translation	8	—

North America Net Sales, Excluding Acquisitions and Currency Translation	$1,634	$2,067	-20.9%

International Net Sales, As Reported	$406	$576	-29.5%
- Acquisitions	—	—
- Currency Translation	72	—

International Net Sales, Excluding Acquisitions and Currency Translation	$478	$576	-17.0%

	Six Months Ended
	June 30,
	2009	2008	% ∆

Consolidated Net Sales, As Reported	$3,855	$5,093	-24.3%
- Acquisitions	(11)	—
- Currency Translation	165	—

Consolidated Net Sales, Excluding Acquisitions and Currency Translation	$4,009	$5,093	-21.3%

North America Net Sales, As Reported	$3,064	$3,960	-22.6%
- Acquisitions	(11)	—
- Currency Translation	19	—

North America Net Sales, Excluding Acquisitions and Currency Translation	$3,072	$3,960	-22.4%

International Net Sales, As Reported	$791	$1,133	-30.2%
- Acquisitions	—	—
- Currency Translation	146	—

International Net Sales, Excluding Acquisitions and Currency Translation	$937	$1,133	-17.3%

Notes:

-	Data exclude discontinued operations.

-	The Company presents information comparing results from one period to another excluding the results of businesses acquired in order to assess the performance of the underlying businesses and to assess to what extent acquisitions are driving growth.

-	The Company also presents information comparing results of International operations from one period to another using constant exchange rates. To present this information, current period results for foreign entities are converted into U.S. dollars using the prior period’s exchange rates, rather than exchange rates for the current period. The Company presents this information in order to assess how the underlying businesses performed local currencies before taking into account currency fluctuations.

-	The currency translation effect on North American net sales includes currency translation related to Canadian business units.

MASCO CORPORATION
GAAP Reconciliation of Operating Profit and Margins — Unaudited
(dollars in millions)

	Three Months Ended June 30,
	2009		2008
	$	Margin	$	Margin
Operating Profit, As Reported	$112	5.5%	$215	8.1%
Impairment Charges for Goodwill and Other Intangible Assets	—		—
Business Rationalizations and Other Initiatives	22		15
Charge for Planned Disposition of a Business	—		—
Charge for Defined-Benefit Plan Curtailment	—		—

Operating Profit, As Reconciled	$134	6.6%	$230	8.7%

	Six Months Ended June 30,
	2009		2008
	$	Margin	$	Margin
Operating Profit, As Reported	$105	2.7%	$369	7.2%
Impairment Charges for Goodwill and Other Intangible Assets	—		—
Business Rationalizations and Other Initiatives	46		24
Charge for Planned Disposition of a Business	—		6
Charge for Defined-Benefit Plan Curtailment	8		—

Operating Profit, As Reconciled	$159	4.1%	$399	7.8%

Notes:

-	Data exclude discontinued operations.

-	The Company believes that certain non-GAAP performance measures and ratios, used in managing the business, may provide users of this financial information with additional meaningful comparisons between current results and results in prior periods. Non-GAAP performance measures and ratios should be viewed in addition to, and not as an alternative for, the Company’s reported results under accounting principles generally accepted in the United States.

MASCO CORORATION
GAAP Reconciliation of Operating (Loss) Profit and Shareholders’ Equity — Unaudited
(in millions)

Twelve
Months Ended
June 30,
2009

Operating (Loss) Profit, As Reported	$(190)
Impairment Charges for Goodwill and Other Intangible Assets, Continuing Operations	467
Charge for Litigation Settlement	9
Charge for Defined Benefit Plan Curtailment	8

Operating Profit, As Reconciled	$294

	Twelve Months Ended
	June 30,
	2009	2008

Shareholders’ Equity, As Reported	$3,005	$3,954
Impairment Charges for Goodwill and Other Intangible Assets (after tax)	445	208
Charge for Litigation Settlement (after tax)	6	—
Charge for Defined Benefit Plan Curtailment (after tax)	5	—

Shareholders’ Equity, As Reconciled	$3,461	$4,162

Notes:

-	Data exclude discontinued operations.

-	The Company believes that certain non-GAAP performance measures and ratios, used in managing the business, may provide users of this financial information with additional meaningful comparisons between current results and results in prior periods. Non-GAAP performance measures and ratios should be viewed in addition to, and not as an alternative for, the Company’s reported results under accounting principles generally accepted in the United States.

-	This information is provided as detail for the calculation of return on invested capital (“ROIC”) which is calculated as after-tax operating profit (last twelve months, as reconciled) divided by the total of average debt (net of average cash) and average shareholders’ equity.